UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2024

Direct Digital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 402-1051

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The “Company,” “Direct Digital,” “Direct Digital Holdings,” “DDH,” “we,” “us” and “our” refer to Direct Digital Holdings, Inc., and, unless otherwise stated, all of its subsidiaries.

On October 15, 2024, with an effective date of June 30, 2024, the Company and Lafayette Square Loan Services, LLC (“Lafayette Square”), as administrative agent, and the various lenders party thereto, entered into the Fifth Amendment (the “Fifth Amendment”) to the Term Loan and Security Agreement, dated December 3, 2021 (as amended, the “Lafayette Square Credit Facility”). The Fifth Amendment, among other things, (1) defers quarterly installment payments on the existing term loan in the principal amount of up to $32.0 million and the existing $10.0 million delayed draw term loan for the periods from June 30, 2024 through December 31, 2025, (2) requires that the Company pay a commitment fee of 50 basis points, or an amount of $0.1 million, to Lafayette Square, (3) allows proceeds from future equity raises by the Company, if any, to cure potential financial covenant noncompliance, (4) provides for one-month and three-month interest periods, (5) replaces the calculation of the consolidated total net leverage ratio with a consolidated total leverage ratio for purposes of calculating the applicable margin and the financial covenant and (6) replaces the financial covenants under the Lafayette Square Credit Facility (effective as of June 30, 2024).

On October 15, 2024, with an effective date of June 30, 2024, the Company and East West Bank (“EWB”) entered into the Third Amendment (the “Third Amendment”) to the Credit Agreement, dated July 7, 2023 (as amended, the “East West Bank Credit Facility”), between EWB and the Company. The Third Amendment, among other things, (1) requires the Company to prepay the outstanding principal balance of the Credit Agreement of $1.0 million upon execution of the Third Amendment, $1.0 million on or before January 15, 2025 and $2.0 million on or before April 15, 2025, (2) requires the Company to file a registration statement with the Securities and Exchange Commission to establish an equity line of credit offering on or before October 31, 2024 and to use commercially reasonable efforts to cause such registration statement to become effective, (3) requires the net proceeds of a potential equity line of credit to be applied to the outstanding principal balance under the Credit Agreement in an amount that would cause the ratio of the value of eligible accounts to the aggregate amount of revolving credit advances to be not less than 1.00 to 1.00, (4) requires the consent of EWB prior to the ability of the Company to make certain restricted payments, including cash dividends, and (5) replaces the financial covenants under the Credit Agreement, effective as of June 30, 2024.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 14, 2024, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with Company management, determined that the Company’s interim financial statements (collectively, the “Prior Period Financial Statements”) as of the periods ended March 31, 2023, June 30, 2023, September 30, 2023, and for the three months ended March 31, 2023, the three and six months ended June 30, 2023 and the three and nine months ended September 30, 2023 (collectively, the “Non-Reliance Periods”) should no longer be relied upon. Management and the Audit Committee have determined that the errors described below in the unaudited interim consolidated financial statements for the Non-Reliance Periods noted above require a restatement of the Prior Period Financial Statements (the “Restatement”). Previously filed quarterly reports on Form 10-Q for the Prior Period Financial Statements have not been amended. Accordingly, investors should no longer rely upon the Company’s previously released financial statements for these periods and any earnings releases or other communications relating to these periods.

During the preparation of Company’s consolidated financial statements as of and for the year ended December 31, 2023, the Company identified prior period accounting errors resulting from the incorrect (1) accounting for, and presentation of, noncontrolling interests (“NCI”), (2) recognition of an organizational transaction in connection with the Company’s initial public offering, (3) presentation of earnings per share considering the effect of certain features of the Company’s warrants and the impact of correcting the accounting for, and presentation of, NCI, and (4) timing of the recording of the 2023 redemption of warrants. The errors in the unaudited condensed consolidated financial statements for the Non-Reliance Periods noted above will be corrected in restated financial statements for the Non-Reliance Periods in the Form 10-K for the year ended December 31, 2023 (the “Form 10-K”). For the Non-Reliance Period ended March 31, 2023, the estimated impact of the restatement of the Company’s consolidated balance sheets is expected to decrease accrued liabilities by $1.0 million, decrease additional paid-in capital by $5.6 million, increase accumulated deficit by $4.4 million and increase noncontrolling interest by $2.2 million. For the Non-Reliance Period ended June 30, 2023, the estimated impact of the restatement of the Company’s consolidated balance sheets is expected to decrease accrued liabilities by $1.0 million, decrease additional paid-in capital by $5.6 million, increase accumulated deficit by $4.2 million and increase noncontrolling interest by $2.4 million. For the Non-Reliance Period ended September 30, 2023, the estimated impact of the restatement of the Company’s consolidated balance sheets is expected to decrease accrued liabilities by $1.0 million, increase warrant liability by $3.5 million, decrease additional paid-in capital by $9.1 million, increase retained earnings by $2.6 million and increase noncontrolling interest by $4.0 million.

For the Non-Reliance Period ended March 31, 2023, the estimated impact of the restatements of the Company’s consolidated statements of operations is expected to increase net loss attributable to noncontrolling interest by $1.1 million and decrease net loss attributable to Direct Digital Holdings, Inc. by the same amount and to reduce the weighted average number of shares of common stock outstanding by 11.7 million shares (basic and diluted), thereby impacting net loss per common share, basic and diluted. For the Non-Reliance Period ended June 30, 2023, the estimated impact of the restatements of the Company’s consolidated statements of operations is expected to increase net income attributable to noncontrolling interest by $1.0 million and decrease net income attributable to Direct Digital Holdings, Inc. by the same amount and to reduce the weighted average number of shares of common stock outstanding by 11.9 million shares (basic) and 11.7 million shares (diluted), thereby impacting net income per common share, basic and diluted. For the Non-Reliance Period ended September 30, 2023, the estimated impact of the restatements of the Company’s consolidated statements of operations is expected to increase net income attributable to noncontrolling interest by $2.8 million and decrease net income attributable to Direct Digital Holdings, Inc. by the same amount and to reduce the weighted average number of shares of common stock outstanding by 11.3 million shares (basic) and 11.8 million shares (diluted), thereby impacting net income per common share, basic and diluted.

The Audit Committee and management of the Company have discussed the matters disclosed in this Item 4.02(a) with BDO USA, P.C. (“BDO”), the Company’s independent registered public accounting firm.

Item 8.01	Other Events

As previously disclosed, the Company was notified by the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company was not in compliance with Nasdaq Rule 5250(c)(1) (the “Rule”), which requires Nasdaq-listed companies to timely file all required periodic financial reports with the U.S. Securities and Exchange Commission (the “SEC”), due to the Company’s failure to timely file with the SEC its Annual Report on Form 10-K for the year ended December 31, 2023, its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024 (together, the “Delayed Reports”). The Company previously submitted a plan to file the Delayed Reports with the SEC and thereby evidence compliance with the Rule, and Nasdaq subsequently granted the Company an exception through October 14, 2024, to do so. On October 15, 2024, the first business day following the exception date established by the Nasdaq, the Company filed the Delayed Reports with the SEC and believes it has evidenced compliance with the Rule; however, the Company is awaiting a formal compliance determination from the Staff. The Company will provide an update upon receipt of such determination.

On October 15, 2024, the Company issued a press release regarding, among other things, the filing of the Delayed Reports. A copy of the press release is filed herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements within the meaning of federal securities laws that are subject to certain risks, trends and uncertainties.

As used below, “we,” “us,” and “our” refer to the Company. We use words such as “could,” “would,” “may,” “might,” “will,” “expect,” “likely,” “believe,” “continue,” “anticipate,” “estimate,” “intend,” “plan,” “project” and other similar expressions to identify forward-looking statements, but not all forward-looking statements include these words. All of our forward-looking statements involve estimates and uncertainties that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Accordingly, any such statements are qualified in their entirety by reference to the information described under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K (the “Form 10-K”) and subsequent periodic and or current reports filed with the Securities and Exchange Commission.

The forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you read and consider this Current Report on Form 8-K, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (many of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual operating and financial performance and cause our performance to differ materially from the performance expressed in or implied by the forward-looking statements. We believe these factors include, but are not limited to, the following: the restrictions and covenants imposed upon us by our credit facilities; our ability to secure additional financing to meet our capital needs, including the establishment of any equity line of credit facility; our ineligibility to file short-form registration statements with the SEC; a potential delisting of our common stock from the Nasdaq Capital Market; costs and uncertainties related to the restatement of prior period financial statements, including the non-reliance and material weaknesses in internal control over financial reporting identified by the Company; any significant fluctuations caused by our high customer concentration; risks related to non-payment by our clients; reputational and other harms caused by our failure to detect advertising fraud; operational and performance issues with our platform, whether real or perceived, including a failure to respond to technological changes or to upgrade our technology systems; restrictions on the use of third-party “cookies,” mobile device IDs or other tracking technologies, which could diminish our platform’s effectiveness; unfavorable publicity and negative public perception about our industry, particularly concerns regarding data privacy and security relating to our industry’s technology and practices, and any perceived failure to comply with laws and industry self-regulation; our failure to manage our growth effectively; the difficulty in identifying and integrating any future acquisitions or strategic investments; any changes or developments in legislative, judicial, regulatory or cultural environments related to information collection, use and processing; challenges related to our buy-side clients that are destination marketing organizations and that operate as public/private partnerships; any strain on our resources or diversion of our management’s attention as a result of being a public company; the intense competition of the digital advertising industry and our ability to effectively compete against current and future competitors; any significant inadvertent disclosure or breach of confidential and/or personal information we hold, or of the security of our or our customers’, suppliers’ or other partners’ computer systems; as a holding company, we depend on distributions from Direct Digital Holdings, LLC (“DDH LLC”) to pay our taxes, expenses (including payments under the Tax Receivable Agreement) and any amount of any dividends we may pay to the holders of our common stock; the fact that DDH LLC is controlled by DDM, whose interest may differ from those of our public stockholders; any risks associated with the material weakness that was identified in our review of internal control over financial reporting as of December 31, 2022; any failure by us to maintain or implement effective internal controls or to detect fraud; our ability to complete the audit of our financial statements for the fiscal year ended December 31, 2023; and other factors and assumptions discussed in our Form 10-K and subsequent periodic and current reports we may file with the SEC. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove to be incorrect, our actual operating and financial performance may vary in material respects from the performance projected in these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and except as required by law, we undertake no obligation to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors that could cause our business not to develop as we expect emerge from time to time, and it is not possible for us to predict all of them. Further, we cannot assess the impact of each currently known or new factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated October 15, 2024.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2024 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ Diana P. Diaz
Diana P. Diaz
Chief Financial Officer